UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Global High Income Bond Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

As we approach our one-year anniversary, we would like to welcome investors to the fund. It has been a particularly tumultuous period for our markets. U.S. high yield bonds posted losses for the 11-month period since the fund’s inception and underperformed most other fixed income sectors. However, European high yield and emerging markets corporate bonds that were hedged to the U.S. dollar generated gains. The most significant detractors for our market have been plunging oil and commodity prices and their negative impact on the energy and mining segments—energy is the largest industry within the U.S. high yield market. The U.S. economy showed signs of strengthening, and quantitative easing (QE) in the eurozone indicates that the region is at an earlier stage of recovery, helping to benefit the performance of European high yield bonds. While most traditional high yield funds incorporate a modest allocation to non-U.S. issuers, this fund has a greater emphasis on European high yield and emerging markets corporate bonds, which benefited our results during the reporting period.

PORTFOLIO PERFORMANCE

The Global High Income Bond Fund posted a modest loss for the roughly 11-month period from its inception on January 22, 2015, through December 31, 2015. Your fund outperformed its benchmark, the Bank of America (BofA) Merrill Lynch Global High Yield Index Hedged to USD, and its Lipper peer group. The fund’s net asset value has declined $0.65 since its inception. However, the portfolio offset much of those losses with $0.58 of dividend income per share, resulting in a -0.61% total return. (Results for the Advisor Class were slightly lower, reflecting its different fee structure, cash flows, and other factors.) In the current low interest rate environment, we have attempted to generate above-average income while also focusing on capital appreciation. The fund’s 30-day SEC yield at the end of the reporting period was 6.90%.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

The fund is managed with an awareness of its benchmark, but our concentrated approach implies that significant deviations with the BofA index can and will occur. At the end of the reporting period, we held a significant overweight allocation to European high yield at 34% of assets, and our 44% allocation in North America high yield bonds was almost 11 percentage points less than the benchmark’s 55% allocation. The portfolio is broadly diversified across industries, countries, and regions. We currently hold bonds from approximately 30 countries.

GLOBAL MARKET ENVIRONMENT

The U.S. economy remained one of the healthiest among the major developed markets, with gross domestic product (GDP) expanding at a 3.9% annualized rate in the second quarter and 2.0% in the third quarter. Although the U.S. labor market continued to see strength during the reporting period, inflation remained well below the Fed’s 2.0% target. Eurozone growth prospects continued to improve, although at a more modest level, with GDP growing at a 1.3% annual pace in the third quarter while the region’s inflation stayed low even as QE continued. Growth in emerging markets varied considerably by country and region, though emerging countries as a whole continued to outpace the growth of developed countries.

The most notable trend in global markets may have been a pronounced increase in risk aversion. Several factors were behind investors’ growing caution, but abruptly slowing growth in China and what it portends for the global economy were preeminent among them. In mid-August, global markets were blindsided by China’s unanticipated move to devalue the yuan.

As investors worried about the faltering demand from China, prices for copper, iron ore, and other metals reached their lowest levels since the depths of the financial crisis in 2009. Oil prices also retreated to 11-year lows, partly in response to falling Chinese demand, but also as OPEC refused to cut production and oil inventories swelled. Falling energy and commodity prices benefited emerging markets that are net consumers, but took a heavy toll on the economies of net exporters. However, lower gasoline and heating costs benefited U.S. consumers and helped compensate for a slowdown in the industrial economy.

After choosing not to raise interest rates in September, as some had anticipated, further improvement in the labor market and healthy consumer spending led the Fed to raise rates for the first time in nine years on December 16, 2015. In taking this action, the Fed’s monetary policy diverged further from that of many other developed market central banks. The European Central Bank (ECB) maintained its accommodative monetary policy, buying €60 billion of bonds per month, although it extended the targeted length of its QE by six months in December and lowered its benchmark lending rates into negative territory—charging banks to keep reserves at the ECB.

The U.S. high yield bond market underperformed higher-quality fixed income sectors by a significant margin due to the heavy representation of energy and commodity issuers. The balance sheets of many commodity-related firms eroded considerably, but other types of issuers were not immune as investors shied away from riskier asset classes.

PORTFOLIO STRATEGY AND INVESTMENT PHILOSOPHY

In a low interest rate world, we believe that there will be sustained demand for high income-oriented strategies. Global high yield debt is an attractive alternative for investors who are willing to accept a greater degree of volatility in exchange for higher coupons and shorter duration. (Duration is a measure of a portfolio’s sensitivity to interest rate fluctuations.) Demand for investments that generate high income has mushroomed in recent years. While the global high yield asset class has approximately doubled in size over the past decade, the less-established European high yield and emerging markets corporate bond asset classes are growing fastest.

This globally diversified fund seeks to provide higher total returns than U.S.-based high yield bond strategies through credit selection and strategic allocations driven by a world-class, fundamental research platform of more than 200 fixed income and equity analysts stationed around the globe. The strategy integrates T. Rowe Price’s fundamental proprietary research and a sophisticated portfolio construction process and is led by a seasoned management team.

As shown in the Quality Diversification table, the bulk of the Global High Income Bond Fund is invested in split-B and higher rated bonds. About half of our holdings in CCC rated and below are U.S.-based credits where restructuring policies are clear. First and foremost, the portfolio’s construction is rooted in bottom-up credit selection. However, as we look across the three broad areas where we invest, certain themes will emerge, including those associated with sector and economic growth prospects that will shape our top-down perspective.

The management team constructs the portfolio on many levels in addition to fundamentally driven credit selection—what we refer to as 20,000-, 30,000-, and 40,000-feet views. At the 20,000-feet level, we are analyzing industry allocations (overweights and underweights); at 30,000 feet, we review our country allocations; and at 40,000 feet, we are making regional allocation decisions, as more than half of the portfolio is invested in emerging markets and Europe. Because of the fund’s global reach, our process incorporates macroeconomic analysis—the outlooks from our sovereign analysts have a significant influence on the portfolio’s credit quality, security mix, and country allocation decisions.

PORTFOLIO REVIEW

Although we are disappointed to report a slightly negative total return since the fund’s inception, we take a measure of solace in our ability to outperform our benchmark and peer group. Across the board—whether you slice the portfolio by regions, countries, sectors, or credit quality—credit selection was a strong, positive relative performance contributor. Amid challenging market conditions, our 40,000-feet allocation decisions contributed to relative results. Early in the period, we seized the opportunity to buy emerging markets corporates that were punished in 2014 as commodities prices tumbled. We established positions in several developing markets credits that were trading significantly below par value, and we generated significant capital appreciation as they recovered in the first half of the year.

As the period progressed, we became less bullish on emerging markets and more optimistic about European high yield, as ECB QE was contributing to bond price appreciation and demand for yield remained strong. European high yield is benefiting from several tailwinds: accommodative monetary policies, a lower default rate forecast than the U.S. and emerging markets, and less exposure to the faltering energy and commodities segments. We believe that the ECB is not going to raise interest rates for several years, and, for the first time in decades, economic growth and monetary policies are at different phases around the globe. We have remained underweight U.S. high yield since the portfolio’s inception, and we further trimmed our exposure over the past six months—prior to the Fed’s rate hike.

At the 30,000-feet level, country allocation decisions contributed to relative performance results. Far and away, the strongest contributor to relative returns was security selection and an underweight U.S. allocation as the domestic high yield market declined. Our overweight allocations in Israel and China and our zero allocation in Portugal generated strong contributions. However, we made a few missteps as well. Our overweight allocations in Brazil and Canada and an underweight to Russia, which performed exceptionally well despite declining oil prices, detracted from our comparison with the benchmark index.

Industry group allocation decisions, our 20,000-feet view, were also positive. The best decisions were to underweight energy and materially overweight the container segments. We also benefited from overweight allocations to cable and satellite TV as well as food and tobacco. Underweighting financials, the benchmark’s largest allocation, was the biggest detractor from relative results as the segment performed strongly. However, security selection partially offset the impact from the underweight. A modest overweight to metals and mining and underweight allocations in the transportation and entertainment and leisure areas also nicked relative returns.

From a credit quality standpoint, an underweight to BB and higher rated bonds hurt our returns relative to the benchmark as investors favored higher-quality assets, but positive credit selection offset some of the detraction. The portfolio is overweight B and CCC rated bonds, which also detracted from relative performance, but credit selection powered positive results in both categories. Our modest allocations (less than 1% of assets) to equity-linked securities and short-term holdings (3%) contributed to absolute and relative results.

Within European high yield, we favor B rated credits as many of them yield more than similar-quality U.S. bonds. Formerly a small, esoteric market, European high yield has rapidly blossomed over the last several years. As a result of increasing regulations, regional banks are reluctant to lend—especially to privately held, less established companies—leading more European firms to tap the capital markets to finance their growth. The European high yield market is roughly one-third the size of the U.S. high yield market. It is also significantly less efficient than the mature U.S. market, providing us with opportunities to capitalize on mispriced bonds. We anticipate continued rapid growth given the European market environment.

In general, within emerging markets corporates, we favor BB and BBB rated bonds. Credit spreads—the additional yield above that of a comparable-maturity, high-quality government security that investors demand for holding a bond with credit risk—on BBB and crossover (ratings split between high yield and investment grade) issuance are often higher than on lower-rated developed market bonds. Approximately 70% of all emerging markets corporate bond issuers are investment-grade rated. The asset class is broadly diversified from an industry and regional standpoint, which provides opportunities to exploit different economic and interest rate cycles as well as sector themes. However, as the least followed area of the global credit markets, emerging markets corporates are the most inefficient and illiquid, which are the reasons for our higher-quality bias.

OUTLOOK

Following a strong start to the year, we endured a challenging final six-month period, and we remain cautious in the near term as a number of factors continue to weigh on the global high yield market. In particular, commodity-related sectors are leading the market’s declines. The majority of bankruptcies in 2015 have been in U.S. metals and mining and energy issuers, and we expect defaults in these segments to accelerate in 2016. In addition, there has been little tolerance for recent lackluster earnings—companies with revenue declines and lower guidance have been punished—which contributes to increased idiosyncratic risks in the market and suggests to investors that the U.S. credit cycle may be peaking. Liquidity challenges in our asset class have amplified the weakness. Moreover, there does not appear to be any near-term relief from these influences on the horizon.

Heightened global market volatility is occurring within the context of an improving U.S. economy and accommodative central bank policy elsewhere, particularly in Europe. We believe that there is significant growth potential for developed market European high yield bonds, and there is less energy exposure in that market. We look for European high yield bonds to continue to outperform their U.S. counterparts. Additionally, it is encouraging to see more first-time high yield bond issuers in Europe. This has contributed to the market’s growth and an expansion of the breadth and depth of our investment universe. We can’t apply broad brushstrokes for emerging markets corporate bonds. Individual credit selection and an in-depth appreciation of sector, industry, and local economic conditions remain essential as the markets are so diverse.

Outside of the metals and energy sectors, a number of high yield issuers are performing well. We are finding interesting opportunities, given recent market dislocation, but diligent credit analysis and risk assessment remain imperative. Overall valuations in the most stable sectors, such as food and consumer products, have not yet reached compelling levels. Historically, high yield investors take notice and become active buyers when spreads reach a certain level, but the market is not quite there yet.

As always, our goal is to deliver high current income and attractive total returns over time while seeking to cushion the volatility inherent in this market. We believe that a truly globally diversified portfolio offers a compelling investment opportunity in the high yield bond market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our investors over various market cycles.

Thank you for your confidence in us and for investing with T. Rowe Price.

Respectfully submitted,

Mark J. Vaselkiv
Cochairman of the fund’s Investment Advisory Committee

Michael Della Vedova
Cochairman of the fund’s Investment Advisory Committee

January 15, 2016

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Investments in emerging markets are subject to abrupt and severe price declines, and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

We would like to remind shareholders about some fundamental changes that have occurred in the fixed income markets in recent years. The markets have been particularly volatile over the past year as investors began to consider the ramifications of a potential rise in interest rates. The volatility has highlighted the importance of sound risk management.

Bond fund assets have grown substantially over the past three decades, with much of the growth taking place since 2008. This has been beneficial in many ways, but like all positive events, it has side effects as well. The prospect of rising interest rates triggers concerns that some investors could change course and redeploy their assets into other financial markets. Net outflows during periods of rising rates are not new; indeed, such was the case in 1994 and 2000 when rates turned up. The market was considerably smaller than it is today, however.

Because of this evolving environment, T. Rowe Price is taking steps to ensure that our funds function smoothly during transitional periods as the Fed implements policy changes that are likely to affect the direction of interest rates. These measures include assessing the liquidity of our portfolios, conducting stress tests that take various market scenarios under consideration, and taking other steps to ensure successful implementation of our investment strategy. We want to inform our shareholders that we are aware of the changing market environment and are monitoring it closely.

GLOSSARY

BofA Merrill Lynch Global High Yield Index Hedged to USD: The Bank of America Merrill Lynch index tracks the performance of global below investment-grade corporate bonds and excludes the effects of currency fluctuation versus the U.S. dollar.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond’s or bond fund’s sensitivity to interest rate changes. For example, a fund with a three-year duration would fall about 3% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Portfolio Highlights

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 12/31/15
Ardagh Finance	2.3%
Cemex	1.6
Pfleiderer	1.5
Altice Financing	1.5
T-Mobile USA	1.4
Wind Acquisition	1.4
Horizon Pharma	1.3
Altice	1.3
Charter Communications	1.2
Seven Generations Energy	1.2
Petra Diamonds	1.2
Tenet Healthcare	1.1
New Look Bondco	1.0
TBG Global	1.0
Matador Resources	1.0
Williams Companies	1.0
Loxam	1.0
Shimao Property Holdings	1.0
First Data	1.0
Nyrstar Netherlands	1.0
B Communications	1.0
Valeant Pharmaceuticals	1.0
Bormioli Rocco	1.0
Horizon Holdings	0.9
Cirsa Finance Luxembourg	0.9
Total	29.8%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

Performance and Expenses

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Investor Class

	1/22/15 Through 12/31/15
NET ASSET VALUE	
Beginning of period	$ 10.00
Investment activities	
Net investment income[1]	0.58[2]
Net realized and unrealized gain / loss	(0.62)
Total from investment activities	(0.04)
Distributions	
Net investment income	(0.58)
Net realized gain	(0.03)
Total distributions	(0.61)
NET ASSET VALUE	
End of period	**$ 9.35**

Ratios/Supplemental Data

Total return[3]	**(0.61)%[2]**
Ratio of total expenses to average net assets	0.85%[2][4]
Ratio of net investment income to average net assets	6.17%[2][4]
Portfolio turnover rate	78.9%
Net assets, end of period (in thousands)	$ 26,967

(1) Per share amounts calculated using average shares outstanding method.
(2) Excludes expenses in excess of a 0.85% contractual expense limitation in effect through 4/30/17.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(4) Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Advisor Class

	1/22/15 Through 12/31/15
NET ASSET VALUE	
Beginning of period	$ 10.00
Investment activities	
Net investment income[(1)]	0.59[(2)]
Net realized and unrealized gain / loss	(0.64)
Total from investment activities	(0.05)
Distributions	
Net investment income	(0.57)
Net realized gain	(0.03)
Total distributions	(0.60)
NET ASSET VALUE	
End of period	**$ 9.35**

Ratios/Supplemental Data

Total return[(3)]	**(0.76)%[(2)]**
Ratio of total expenses to average net assets	1.00%[(2)(4)]
Ratio of net investment income to average net assets	5.88%[(2)(4)]
Portfolio turnover rate	78.9%
Net assets, end of period (in thousands)	$ 312

(1) Per share amounts calculated using average shares outstanding method.
(2) Excludes expenses in excess of a 1.00% contractual expense limitation in effect through 4/30/17.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(4) Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

I Class

	8/28/15 Through 12/31/15
NET ASSET VALUE	
Beginning of period	$ 9.83
Investment activities	
Net investment income[(1)]	0.22[(2)]
Net realized and unrealized gain / loss	(0.45)
Total from investment activities	(0.23)
Distributions	
Net investment income	(0.22)
Net realized gain	(0.03)
Total distributions	(0.25)
NET ASSET VALUE	
End of period	**$ 9.35**

Ratios/Supplemental Data

Total return[(3)]	**(2.42)%[(2)]**
Ratio of total expenses to average net assets	0.64%[(2)(4)]
Ratio of net investment income to average net assets	6.39%[(2)(4)]
Portfolio turnover rate	78.9%
Net assets, end of period (in thousands)	$ 238

(1) Per share amounts calculated using average shares outstanding method.
(2) See Note 6. Excludes expenses waived (1.66% of average net assets) related to the contractual operating expense limitation in effect through 4/30/18.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(4) Annualized.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Par/Shares	$ Value
ARGENTINA 0.9%		
Convertible Bonds 0.2%		
MercadoLibre, 2.25%, 7/1/19 (USD)	35,000	39
		39
Corporate Bonds 0.7%		
YPF, 8.875%, 12/19/18 (USD) (1)	200,000	203
		203
Total Argentina (Cost $253)		242
BRAZIL 5.4%		
Corporate Bonds 5.4%		
Cosan Luxembourg, 5.00%, 3/14/23 (USD) (1)	275,000	227
Itau Unibanco Holdings, 5.75%, 1/22/21 (USD)	200,000	192
JBS Investments, 7.75%, 10/28/20 (USD) (1)	200,000	193
Marfrig Overseas, 9.50%, 5/4/20 (USD)	175,000	172
Minerva Luxembourg, 7.75%, 1/31/23 (USD) (1)	200,000	189
Petrobras International Finance, 5.75%, 1/20/20 (USD)	275,000	217
Terraform Global Operating, 9.75%, 8/15/22 (USD) (1)	150,000	120
Votorantim Cimentos, 3.25%, 4/25/21 (EUR)	225,000	178
Total Brazil (Cost $1,609)		1,488
CANADA 6.1%		
Corporate Bonds 6.1%		
Air Canada, 7.75%, 4/15/21 (USD) (1)	175,000	182
Burger King, 4.625%, 1/15/22 (USD) (1)	100,000	100
Concordia Healthcare, 7.00%, 4/15/23 (USD) (1)	25,000	22
Concordia Healthcare, 9.50%, 10/21/22 (USD) (1)	150,000	148
Entertainment One, 6.875%, 12/15/22 (GBP) (1)	100,000	147
Great Canadian Gaming, 6.625%, 7/25/22 (1)	200,000	143
Hudbay Minerals, 9.50%, 10/1/20 (USD)	200,000	146
MDC Partners, 6.75%, 4/1/20 (USD) (1)	25,000	26
Reliance Intermediate, 6.50%, 4/1/23 (USD) (1)	175,000	182

Seven Generations Energy, 6.75%, 5/1/23 (USD) (1)	125,000	105
Seven Generations Energy, 8.25%, 5/15/20 (USD) (1)	250,000	225
Valeant Pharmaceuticals, 5.375%, 3/15/20 (USD) (1)	125,000	118
Valeant Pharmaceuticals, 6.375%, 10/15/20 (USD) (1)	25,000	24
Valeant Pharmaceuticals, 6.75%, 8/15/21 (USD) (1)	75,000	73
Valeant Pharmaceuticals, 7.00%, 10/1/20 (USD) (1)	50,000	50
Total Canada (Cost $1,815)		1,691

CHINA 4.2%

Corporate Bonds 4.2%		
Agile Property Holdings, 8.875%, 4/28/17 (USD)	225,000	228
CIFI Holdings Group, 12.25%, 4/15/18 (USD)	200,000	217
Country Garden Holdings, 7.50%, 1/10/23 (USD)	200,000	208
KWG Property, 13.25%, 3/22/17 (USD)	200,000	219
Shimao Property Holdings, 8.125%, 1/22/21 (USD)	250,000	269
Total China (Cost $1,123)		1,141

CZECH REPUBLIC 0.5%

Corporate Bonds 0.5%		
RPG Byty, 6.75%, 5/1/20 (EUR)	125,000	142
Total Czech Republic (Cost $144)		142

FRANCE 4.8%

Corporate Bonds 4.8%		
CGG Veritas, 6.875%, 1/15/22 (USD)	200,000	87
Ephios Bondco, 6.25%, 7/1/22 (1)	125,000	141
Ephios Holdco II, 8.25%, 7/1/23 (1)	100,000	110
Europcar Groupe, 5.75%, 6/15/22 (1)	100,000	113
Holding Medi-Partenaires, 7.00%, 5/15/20	125,000	144
Horizon Holdings I, 7.25%, 8/1/23 (1)	225,000	253
Loxam, 7.00%, 7/23/22	250,000	278

TURKEY 0.7%

Corporate Bonds 0.7%

Turkiye Vakiflar Bankasi, FRN, 6.875%, 2/3/25 (USD)	200,000	195
Total Turkey (Cost $197)		195

UNITED KINGDOM 4.9%

Corporate Bonds 4.9%

Barclays, FRN, 8.25%, 12/31/2100 (USD)	200,000	213
Boparan Finance, 5.25%, 7/15/19 (1)	100,000	137
Maisons du Monde, 9.00%, 8/1/20 (EUR)	150,000	173
Matalan Finance, 6.875%, 6/1/19	200,000	245
Nationwide Building Society, FRN 6.875%, 3/11/49	100,000	148
New Look Senior Issuer, 8.00%, 7/1/23 (1)	200,000	286
Virgin Media Finance, 6.375%, 10/15/24	100,000	149
Total United Kingdom (Cost $1,441)		1,351

UNITED STATES 36.9%

Convertible Preferred Stock 0.4%

Allergan, Series A	67	69
American Tower	442	44
		113

Corporate Bonds 36.5%

Advanced Micro Devices, 6.75%, 3/1/19	150,000	109
Aleris International, 7.875%, 11/1/20	200,000	152
Alliance Data Systems, 5.25%, 11/15/23 (EUR) (1)	200,000	215
Ally Financial, 5.75%, 11/20/25	100,000	101
Ancestry.com, 11.00%, 12/15/20	200,000	214
CCOH Safari, 5.75%, 2/15/26 (1)	75,000	75
Central Garden & Pet, 6.125%, 11/15/23	75,000	76
Charter Communications Holdings, 5.75%, 9/1/23	50,000	51
Charter Communications Holdings, 5.75%, 1/15/24	100,000	103

Charter Communications Holdings, 6.625%, 1/31/22	100,000	106
Chesapeake Energy, 8.00%, 12/15/22 (1)	122,000	59
Citigroup, FRN, 5.95%, 12/29/49	200,000	199
Commscope Tech Finance, 6.00%, 6/15/25 (1)	50,000	48
Cott Beverages, 6.75%, 1/1/20	150,000	155
CrownRock, 7.125%, 4/15/21 (1)	25,000	23
CrownRock, 7.75%, 2/15/23 (1)	100,000	95
First Data, 7.00%, 12/1/23 (1)	275,000	276
Gardner Denver, 6.875%, 8/15/21 (1)	100,000	77
GenOn Energy, 9.50%, 10/15/18	200,000	161
Goldman Sachs Group, FRN, 5.375%, 12/29/49	200,000	198
Guitar Center Management, 6.50%, 4/15/19 (1)	175,000	147
Hexion, 10.00%, 4/15/20	75,000	62
Hexion U.S. Finance/ Nova Scotia, 6.625%, 4/15/20	150,000	117
Hill-Rom Holdings, 5.75%, 9/1/23 (1)	75,000	77
Horizon Pharmaceutical Financing, 6.625%, 5/1/23 (1)	400,000	355
HRG Group, 7.875%, 7/15/19 (1)	175,000	184
Intelsat Jackson Holdings, 7.50%, 4/1/21	200,000	174
Iron Mountain, 6.00%, 10/1/20 (1)	150,000	158
JLL/Delta Dutch Newco, 7.50%, 2/1/22 (1)	25,000	24
JLL/Delta Dutch Pledgeco, PIK, 8.75%, 5/1/20 (1)	175,000	169
JPMorgan Chase, FRN, 5.30%, 12/29/49	200,000	199
Kindred Healthcare, 8.75%, 1/15/23	100,000	92
Level 3 Communications, 5.75%, 12/1/22	25,000	26
Level 3 Financing, 6.125%, 1/15/21	150,000	155
Matador Resources, 6.875%, 4/15/23	300,000	279
Mercer International, 7.00%, 12/1/19	100,000	100
Metaldyne, 7.375%, 10/15/22	225,000	226
MGM Resorts International, 6.00%, 3/15/23	50,000	50
MGM Resorts International, 6.625%, 12/15/21	50,000	51
Molina Healthcare, 5.375%, 11/15/22 (1)	150,000	150
Monitronics International, 9.125%, 4/1/20	200,000	158
NationStar Mortgage, 6.50%, 7/1/21	200,000	177
NationStar Mortgage, 7.875%, 10/1/20	75,000	72

NCI Building Systems, 8.25%, 1/15/23 (1)	175,000	184
Neptune Finco, 10.125%, 1/15/23 (1)	225,000	235
Newfield Exploration, 5.625%, 7/1/24	35,000	29
Noble Energy, 5.875%, 6/1/24	100,000	96
Ocwen Financial, 6.625%, 5/15/19	250,000	220
Omega US Sub, 8.75%, 7/15/23 (1)	125,000	115
OneMain Financial Holdings, 7.25%, 12/15/21 (1)	200,000	201
Outerwall, 5.875%, 6/15/21	50,000	41
Outerwall, 6.00%, 3/15/19	125,000	111
PBF Holding, 7.00%, 11/15/23 (1)	50,000	49
PF Chang's China Bistro, 10.25%, 6/30/20 (1)	75,000	62
Post Holdings, 7.375%, 2/15/22	150,000	156
Quicken Loans, 5.75%, 5/1/25 (1)	125,000	119
Rackspace, 6.50%, 1/15/24 (1)	200,000	192
Reynolds Group Holdings, 8.25%, 2/15/21	225,000	218
Rite Aid, 6.125%, 4/1/23 (1)	200,000	206
RSI Home Products, 6.50%, 3/15/23 (1)	125,000	129
SESI, 7.125%, 12/15/21	225,000	199
Sirius XM Radio, 6.00%, 7/15/24 (1)	50,000	52
Sprint Nextel, 8.375%, 8/15/17	100,000	98
Sprint Nextel, 11.50%, 11/15/21	100,000	92
T-Mobile USA, 6.00%, 3/1/23	200,000	202
T-Mobile USA, 6.50%, 1/15/26	175,000	176
Targa Resources, 6.75%, 3/15/24 (1)	175,000	149
Tenet Healthcare, 6.75%, 6/15/23	125,000	115
Tenet Healthcare, 8.125%, 4/1/22	175,000	173
Townsquare Media, 6.50%, 4/1/23 (1)	125,000	114
Tribune Media, 5.875%, 7/15/22 (1)	100,000	100
Truven Health Analytics, 10.625%, 6/1/20	25,000	25
Walter Investment Management, 7.875%, 12/15/21	75,000	59
Wayne Merger, 8.25%, 8/1/23 (1)	175,000	164
WPX Energy, 6.00%, 1/15/22	325,000	232
WPX Energy, 7.50%, 8/1/20	25,000	21

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

		1/22/15 Through 6/30/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$	1,436
Net realized loss		(582)
Change in net unrealized gain / loss		(1,523)
Decrease in net assets from operations		(669)
Distributions to shareholders		
Net investment income		
Investor Class		(1,396)
Advisor Class		(37)
I Class		(5)
Net realized gain		
Investor Class		(71)
Advisor Class		(1)
I Class		(1)
Decrease in net assets from distributions		(1,511)
Capital share transactions*		
Shares sold		
Investor Class		33,276
Advisor Class		1,596
I Class		250
Distributions reinvested		
Investor Class		473
Advisor Class		22
Shares redeemed		
Investor Class		(4,648)
Advisor Class		(1,289)
Redemption fees received		17
Increase in net assets from capital share transactions		29,697
Net Assets		
Increase during period		27,517
Beginning of period		–
End of period	**$**	**27,517**
Undistributed (overdistributed) net investment income		(4)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global High Income Bond Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high income primarily through investments in below-investment grade bonds and other income producing instruments, and, secondarily, capital appreciation. The fund has three classes of shares: the Global High Income Bond Fund original share class, referred to in this report as the Investor Class, offered since January 22, 2015; the Global High Income Bond Fund–Advisor Class (Advisor Class), offered since January 22, 2015; and the Global High Income Bond Fund–I Class (I Class), offered since August 28, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments.

The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the period ended December 31, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the period ended December 31, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2015, the fund held foreign exchange derivatives with a fair value of $87,000, included in Unrealized gain on forward currency exchange contracts, and $1,000, included in Unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the period ended December 31, 2015, the fund recognized $123,000 of realized gain on Foreign Currency Transactions and a $86,000 change in unrealized gain/loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of December 31, 2015, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the period ended December 31, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 26% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 18% of the fund’s net assets were invested in emerging markets and 3% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt Securities At December 31, 2015, approximately 92% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $47,036,000 and $18,600,000, respectively, for the year ended December 31, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

Reclassifications to paid-in capital relate primarily to nondeductible organizational expenses. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. For the period ended December 31, 2015 the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the period ended December 31, 2015, totaled $1,511,000, and were characterized as ordinary income for tax purposes. At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the realization of gains/losses on certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2015, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018 and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $314,000 of expenses were waived/paid by Price Associates during the year ended December 31, 2015 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the period ended December 31, 2015, expenses incurred pursuant to these service agreements were $133,000 for Price Associates and $15,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,475,000 shares of the Investor Class, 25,000 shares of the Advisor Class, and 25,433 of the I Class aggregating 52% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Global High Income Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global High Income Bond Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the period January 22, 2015 (date of Fund’s inception) through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $73,000 from short-term capital gains.

For taxable non-corporate shareholders, $3,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1991	present); Director and Advisory Board Member, Deutsche Bank North
[181]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[181]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of the Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC, a
2012	nonprofit education and social policy research organization (2011 to
[181]	present); Member, National Academy of Education (2010 to present);
Research Associate, National Bureau of Economic Research’s Labor
Studies Program (2011 to present); Member, President’s Council of
Economic Advisers (2009 to 2011); Chair of Committee on the Status
of Minority Groups in the Economic Profession, American Economic
Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[181]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Company’s Representative, Director, and Vice
President	President, Price Hong Kong; Director and Vice
President, Price Singapore and T. Rowe Price
International; Vice President, T. Rowe Price
Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Paulina Amieva (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Malik S. Asif (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, student,
The University of Chicago Booth School of
Business (to 2012)

Harishankar Balkrishna (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sheena L. Barbosa (1983)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Luis M. Baylac (1982)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly, Head of
Global Emerging Markets Research, Pictet Asset
Management Ltd. (to 2011)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Steven E. Boothe, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter I. Botoucharov (1965)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Director,
EMEA Macroeconomic Research and Strategy
(to 2012)

Tala Boulos (1984)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Vice
President, CEEMEA Corporate Credit Research,
Deutsche Bank (to 2013)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Associate Director,
HSBC (Hong Kong) (to 2011)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Executive Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Michael F. Connelly (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Richard de los Reyes (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Laurent Delgrande (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Portfolio
Manager, Fidelity International Limited (to 2014)

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ryan W. Ferro (1985)	Vice President, T. Rowe Price; formerly, student,
Vice President	Tucker School of Business at Dartmouth (to
2014); Director, Corporate Development,
ModusLink Global Solutions, Inc. (to 2012)

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Justin T. Gerbereux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Alastair M. Gilmour (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Senior Trader, James
Caird Asset Management (to 2011)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Joel Grant (1978)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, Analyst, Fidelity
International (to 2014)

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard L. Hall (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Financial Attaché, U.S.
Department of Treasury, International Affairs
Division (to 2012)

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Arif Husain, CFA (1972)	Vice President, T. Rowe Price Group, Inc.,
Executive Vice President	and T. Rowe Price International; formerly,
Director/Head of UK and Euro Fixed Income,
AllianceBernstein (to 2013)

Tetsuji Inoue (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Equity
Sales, JP Morgan Chase Securities Ltd. (to 2012)

Michael Jacobs (1971)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly,
Vice President, JP Morgan Asset Management
(to 2013)

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jai Kapadia (1982)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, student, MIT Sloan
School of Management (to 2011)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Shengrong Lau (1982)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, student, The
Wharton School, University of Pennsylvania
(to 2012)

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Jacqueline Liu (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Investment Analyst,
Fidelity International Hong Kong Limited
(to 2014)

Christopher C. Loop, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ryan Martyn (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jihong Min (1979)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, Financial Analyst,
Geosphere Capital Management, Singapore
(to 2012)

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Oluwaseun A. Oyegunle, CFA (1984)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, student,
The Wharton School, University of Pennsylvania
(to 2013); Summer Investment Analyst, T. Rowe
Price International (2012); Analyst, Asset &
Resource Management Limited (to 2012);
Analyst, Vetiva Capital Management Limited
(to 2011)

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Vivek Rajeswaran (1985)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, student, Columbia
Business School (to 2012)

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Jeneiv Shah, CFA (1980)	Vice President, T. Rowe Price International
Vice President

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eunbin Song, CFA (1980)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Kes Visuvalingam, CFA (1968)	Vice President, Price Hong Kong, Price
Vice President	Singapore, and T. Rowe Price Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Benjamin T. Yeagle (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 17, 2016